ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of accounting estimates and judgements [Abstract]
ACCOUNTING ESTIMATES AND JUDGEMENTS
31.	ACCOUNTING ESTIMATES AND JUDGEMENTS

The preparation of these financial statements requires the Group to make estimates and judgements that affect the reported amount of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.

On an on-going basis, the Group evaluates these estimates, including those related to intangible assets, contingencies and litigation. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Key sources of estimation uncertainty

Note 12 contains information about the assumptions and the risk factors relating to the impairment of goodwill, other intangible assets, property, plant and equipment and financial asset. Note 20 outlines information regarding the valuation of share options. Note 23 outlines the valuation techniques used by the Company in determining the fair value of the Group’s interest-bearing loans and borrowings. In Note 27, detailed analysis is given about the interest rate risk, credit risk, liquidity risk and foreign exchange risk of the Group.

Critical accounting judgements in applying the Group’s accounting policies

Certain critical accounting judgements in applying the Group’s accounting policies are described below:

Revenue Recognition

No revenue is recognised if there is uncertainty regarding recovery of the consideration due at the outset of the transaction. We make a judgement as to the collectability of invoiced sales based on an assessment of the individual debtor taking into account past payment history, the probability of default or delinquency in payments and the probability that debtor will enter into financial difficulties or bankruptcy.

Some customer contracts could be regarded as offering the customer a right of return. Due to the uncertainty of the magnitude and likelihood of product returns, there is a level of estimation involved in assessing the amount of revenue to be recognized for these types of contracts. In accordance with IFRS 15, when estimating the effect of an uncertainty on an amount of variable consideration to which the Group will be entitled, all information that is reasonably available, including historical, current and forecast, is considered.

In certain limited circumstances, the Group enters into bill‑and‑hold arrangements with customers, whereby products are invoiced and control transfers to the customer prior to physical delivery. The recognition of revenue under such arrangements requires judgement, including the assessment of whether the criteria specified in IFRS 15 for bill‑and‑hold transactions are met, in particular that the product is separately identified, is ready for physical transfer, and cannot be redirected or used to fulfil other orders. We assesses that the arrangement is substantive and that control has transferred to the customer. Revenue is recognised only when all relevant criteria are satisfied.

We operate a licenced reference laboratory in New York, USA that specializes in diagnostics for autoimmune diseases. The laboratory provides testing services to two types of customers. Firstly, institutional customers, such as hospitals and commercial diagnostic testing providers, and secondly insurance companies on behalf of their policyholders. The revenue recognition for services provided to insurance companies requires some judgement. In the US, billing practices and regulatory requirements generally require insurance companies to be billed the same amount per test. However, the amount that each insurance company pays for a particular test varies according to their own internal policies and this can typically be considerably less than the amount invoiced. We recognise lab services revenue for insurance companies by taking the invoiced amount and reducing it by an estimated percentage based on historical payment data. We review the percentage reduction annually based on the latest data. As a practical expedient, and in accordance with IFRS, we apply a portfolio approach to the insurance companies as they have similar characteristics. We judge that the effect on the financial statements of using a portfolio approach for the insurance companies will not differ materially from applying IFRS 15 to the individual contracts within that portfolio.

At December 31, 2025 US$nil (2024: US$nil) (2023: US$50,000) of revenue was deferred in accordance with IFRS15.

Research and development expenditure – capitalized development costs

Under IFRS as issued by IASB, the Group writes off research and development expenditure as incurred, with the exception of expenditure on projects whose outcome has been assessed with reasonable certainty as to technical feasibility, commercial viability and recovery of costs through future revenues. Such expenditure is capitalised at cost within intangible assets and amortised over its expected useful life of 15 years, which commences when commercial production starts. For further information, refer to Note 12.

Acquired in-process research and development (IPR&D) is valued at its fair value at acquisition date in accordance with IFRS 3. The Company determines this fair value by adopting the income approach valuation technique. Once the fair value has been determined, the Company will recognise the IPR&D as an intangible asset when it: (a) meets the definition of an asset and (b) is identifiable (i.e., is separable or arises from contractual or other legal rights).

Factors which impact our judgement to capitalise certain research and development expenditure include the degree of regulatory approval for products and the results of any market research to determine the likely future commercial success of products being developed. We review these factors each year to determine whether our previous estimates as to feasibility, viability and recovery should be changed.

At December 31, 2025 the carrying value of capitalised development costs was US$23,568,000 (2024: US$20,951,000) (see  Note 12 to the consolidated financial statements). The increase in 2025 was mainly because of additions of US$6,115,000

Impairment of intangible assets and goodwill

Definite lived intangible assets are reviewed for indicators of impairment periodically while goodwill and indefinite lived assets are tested for impairment at least annually, individually or at the cash-generating unit level.

Factors considered important, as part of an impairment review, include the following:

•          Significant underperformance relative to expected historical or projected future operating results;

•          Significant changes in the manner of our use of the acquired assets or the strategy for our overall business;

•          Obsolescence of products;

•          Significant decline in our stock price for a sustained period; and

•          Our market capitalisation relative to net book value.

When we determine that the carrying value of intangibles and non-current assets may not be recoverable based upon the existence of one or more of the above indicators of impairment, any impairment is measured based on our estimates of projected net discounted cash flows expected to result from that asset, including eventual disposition. Our estimated impairment could prove insufficient if our analysis overestimated the cash flows or conditions change in the future.

The impairment testing performed during the year ended December 31, 2025 resulted in impairment losses being recorded totalling US$2.1 million. For further information, refer to Note 12.

Allowance for slow-moving and obsolete inventory

We evaluate the realisability of our inventory on a case-by-case basis and make adjustments to our inventory provision based on our estimates of expected losses. We write off inventory that is approaching its “use-by” date and for which no further re-processing can be performed. We also consider recent trends in revenues for various inventory items and instances where the realisable value of inventory is likely to be less than its carrying value. Given the allowance is calculated on the basis of the actual inventory on hand at the particular balance sheet date, there were no material changes in estimates made during 2025, 2024 or 2023 which would have an impact on the carrying values of inventory during those periods, except as discussed below. At December 31, 2025 our allowance for slow moving and obsolete inventory was US$7.1 million which represents approximately 27.4% of gross inventory value. At December 31, 2024 our allowance for slow moving and obsolete inventory was US$7.6 million which represented approximately 28.3% of gross inventory value and at December 31, 2023 the provision was US$11.3 million, or approximately 36.3% of gross inventory value. The estimated allowance for slow moving and obsolete inventory as a percentage of gross inventory has decreased between 2024 and 2025 due to the physical scrapping of obsolete inventory.

Management is satisfied that the assumptions made with respect to future sales and production levels of these products are reasonable to ensure the adequacy of this provision. In the event that the estimate of the provision required for slow moving and obsolete inventory was to increase or decrease by 2% of gross inventory, which would represent a reasonably likely range of outcomes, then a change in allowance of US$0.5 million at December 31, 2025 (2024: US$0.5 million) (2023: US$0.6 million) would result. For further information, refer to Note 16.

Business Combinations

The Group did not complete any business combinations during the year. The Group completed three business combinations during 2024: the acquisitions of Waveform Technologies, Metabolomics Health, and EpiCapture. Significant judgement was required in determining whether each transaction met the definition of a business under IFRS 3 Business Combinations, based on the acquisition of an integrated set of activities and assets capable of generating outputs.

In accounting for these transactions, management was required to make key estimates in the determination of the fair value of the identifiable assets acquired and liabilities assumed, including the recognition and measurement of separately identifiable intangible assets and contingent consideration. The valuations involved the use of discounted cash flow models and required management to estimate future cash flows, apply appropriate discount rates reflecting the Group’s weighted average cost of capital, and assess the probability of meeting contingent consideration milestones. The Group engaged an independent third-party valuation specialist to assist with the purchase price allocation for all three acquisitions. These estimates had a material impact on the allocation of consideration between identifiable intangible assets and goodwill.

Investment in Novus Diagnostics

During 2024, the Group acquired a minority equity interest in a privately held company that is not quoted in an active market. The investment is classified as a financial asset at fair value through profit or loss (FVTPL) in accordance with IFRS 9. The fair value of the investment was initially based on the transaction price. As the investment is classified within Level 3 of the fair value hierarchy under IFRS 13, subsequent remeasurement requires the use of unobservable inputs and significant management judgement. This includes consideration of investee-specific developments, commercial progress, and market conditions.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

Management’s assessment of the Group’s ability to continue as a going concern involves significant judgement. For details of the assumptions and considerations underpinning this assessment, refer to the “Going concern” section of Note 1, which outlines the basis of preparation.